Exhibit 10.01

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of November 8, 2006 (this “Amendment”), is by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and individually, a “Borrower”), each of the Domestic Subsidiaries of the Borrower from time to time party hereto (the “Domestic Guarantors”), ALLIANCE ONE INTERNATIONAL AG (formerly known as DIMON International AG), a Swiss corporation (“DIAG”; together with the Company and the Domestic Guarantors, collectively the “Guarantors” and individually, a “Guarantor”), the several banks and other financial institutions from time to time party hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of May 13, 2005 (as previously amended or modified and as further amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement) among the Borrower, the Guarantors, the Lenders, and the Administrative Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

WHEREAS, the Credit Parties have requested and the Lenders agree to amend certain provisions of the Credit Agreement, subject to the terms hereof.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENT

SECTION 1.1.       Amendment to Section 5.2(d).  Section 5.2(d) is hereby amended and restated in its entirety to read as follows:

(d)        within forty-five (45) days after the end of each calendar month (commencing with the calendar month of October 31, 2006), a certificate of a Responsible Officer of the Company certifying the levels of Committed Inventories, Uncommitted Inventories and the gross inventories of the Company and its Subsidiaries, as of the last day of such calendar month;

SECTION 1.2.      Amendment to Sections 6.14.  Sections 6.14 is hereby amended and restated in its entirety to read as follows:

Section 6.14     Maximum Uncommitted Inventories.

The Credit Parties shall not permit the Uncommitted Inventories to exceed $150,000,000 in the aggregate at all times.

SECTION 2

CONDITIONS TO EFFECTIVENESS

SECTION 2.1.      Effective Date.  This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Subpart 2.1 shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent).

SUBSECTION 2.1.1  Executed Amendment.  Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

SUBSECTION 2.1.2  Fees.  The Administrative Agent shall have received from the Borrowers the aggregate amount of fees payable to the Administrative Agent on behalf of the Lenders approving this Amendment.

SECTION

REPRESENTATIONS AND WARRANTIES

SECTION 3.1.      Representations and Warranties.  Each of the Credit Parties represents and warrants as follows:

(a)          It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)          This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)          The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof except for those which expressly relate to an earlier date.

(e)          After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)          The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)          Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

SECTION 4

MISCELLANEOUS

SECTION 4.1.      Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SECTION 4.2.      Instrument Pursuant to Credit Agreement.  This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 4.3.      Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

SECTION 4.4.      Amended Terms.  The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

SECTION 4.5.      Survival.  Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

SECTION 4.6.      Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees, expenses and retainer amounts of the Administrative Agent’s legal counsel and financial consultants.

SECTION 4.7.      Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 4.8.      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.9.      Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.10.      General Release.  In consideration of the Lenders entering into this Amendment, each Credit Party hereby releases the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.

SECTION 4.11.      Waiver of Jurisdiction; Service of Process; Waiver of Jury Trial; Arbitration.  The jurisdiction, service of process, waiver of jury trial and arbitration provisions set forth in Sections 9.14, 9.15 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Balance of Page Intentionally Left Blank].

ALLIANCE ONE INTERNATIONAL, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:                                                   ALLIANCE ONE INTERNATIONAL, INC.

By:          /s/   B. Lynne Finney

Name:     B. Lynne Finney

Title:       Assistant Treasurer

By:          /s/   Joel Thomas

Name:     Joel Thomas

Title:       Treasurer

DUTCH BORROWER:                                  INTABEX NETHERLANDS B.V.

By:          /s/   B. Lynne Finney

Name:     B. Lynne Finney

Title:       Assistant Treasurer

By:          /s/   James A. Cooley

Name:     James A. Cooley

Title:       Chief Financial Officer

DOMESTIC GUARANTORS:                       [NONE]

FOREIGN GUARANTORS:                          ALLIANCE ONE INTERNATIONAL AG

By:          /s/   Joel Thomas

Name:     Joel Thomas

Title:       Authorized Signer

By:          /s/   James A. Cooley

Name:     James A. Cooley

Title:       Authorized Signer

ADMINISTRATIVE AGENT

AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent and as a Lender

By:      /s/  Jorge A. Gonzalez

Name: Jorge A. Gonzalez

Title: Managing Director